UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	June 21, 2018
ZIONS BANCORPORATION
(Exact name of registrant as specified in its charter)
Utah	001-12307	87-0227400
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One South Main, 15th Floor, Salt Lake City, Utah		84133
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		801-844-7637

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01    Regulation FD Disclosure

On June 21, 2018 Zions Bancorporation (the “Company”)) announced the results of its internal stress test exercise as well as results communicated to the Company by the Federal Reserve Board with respect to the Federal Reserve’s stress test of Zions’ financial and capital strength.

Forward Looking Information

The exhibit to this disclosure contains statements relating to a stress test and analysis undertaken by the Company. The stress test results are based upon the hypothetical impact of assumed future economic conditions on our capital, financial condition, and earnings under certain financial models. The stress test results are not intended to reflect our expectations about actual future conditions. Factors that might cause our understanding of the stress test results to change include detailed analyses of the multiple factors involved in the stress test and changes to the underlying economic assumptions that drive the stress test results. Accordingly, the statements contained in the exhibit are based on facts and circumstances as understood by management of the Company on the date of this disclosure, which may change in the future.

Statements in the exhibit that are based on other than historical data or that express the Company’s expectations regarding future events are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this press release. Factors that could cause actual events to differ materially from those expressed in or implied by the forward-looking statements include the Company’s actual future financial condition and performance, future general economic conditions, as well as other factors that are discussed in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov). Except as required by law, Zions disclaims any obligation to update any statements or to publicly announce future internal stress test results or the results of any revisions to any of the forward-looking statements included herein to reflect future events, developments, determinations, or understandings

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit 99.1 - Press Release - Zions Bancorporation Announces 2018 Stress Test Results, June 21, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIONS BANCORPORATION

By:	/s/ Thomas E. Laursen
Name:	Thomas E. Laursen
Title:	Executive Vice President, General Counsel, and Secretary

Date: June 22, 2018